UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-9165 (Commission File Number)	38-1239739 (IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan (Address of principal executive offices)		49002 (Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the Company’s Annual Meeting of Shareholders held on May 3, 2017, shareholders voted on eight proposals and cast their votes as follows:

1	Election of directors:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Howard E. Cox, Jr.	292,157,228	13,939,391	287,204	35,103,571
Srikant M. Datar, Ph.D.	303,767,213	2,341,740	274,870	35,103,571
Roch Doliveux, DVM	304,538,982	1,520,325	324,516	35,103,571
Louise L. Francesconi	302,048,059	3,550,485	785,279	35,103,571
Allan C. Golston	302,414,009	3,641,125	328,689	35,103,571
Kevin A. Lobo	300,028,561	5,773,228	582,034	35,103,571
Andrew K. Silvernail	302,302,955	3,739,358	341,510	35,103,571
Ronda E. Stryker	277,912,560	28,259,980	211,283	35,103,571

2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017:

Shares
For	Against	Abstain
331,914,145	9,267,470	305,779

3	Approval of the 2011 Long-Term Incentive Plan, as amended and restated:

Shares
For	Against	Abstain	Broker Non-Votes
293,492,121	12,387,811	503,891	35,103,571

4	Approval of the 2011 Performance Incentive Plan, as amended and restated:

Shares
For	Against	Abstain	Broker Non-Votes
298,332,907	7,542,328	508,588	35,103,571

5	Approval of the 2008 Employee Stock Purchase Plan, as amended and restated:

Shares
For	Against	Abstain	Broker Non-Votes
304,776,652	1,191,868	415,303	35,103,571

6	Re-approval of the material terms of the performance goals under the Executive Bonus Plan:

Shares
For	Against	Abstain	Broker Non-Votes
302,009,437	3,830,245	544,141	35,103,571

7	Advisory vote to approve named executive compensation:

Shares
For	Against	Abstain	Broker Non-Votes
296,096,705	9,315,184	971,934	35,103,571

8	Advisory vote on the frequency of future advisory votes on executive compensation:

Shares
One Year	Two Years	Three Years	Abstain
282,914,938	1,071,889	21,628,621	768,375

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company's Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

May 8, 2017	/s/ GLENN S. BOEHNLEIN
Date	Glenn S. Boehnlein
Vice President, Chief Financial Officer